Exhibit 10.34

                             Form of Promissory Note

$____________                                 Original Issue Date:  __________
                                                            New York, New York

         _______________________, with an address at
______________________________(the "Maker"), for value received, hereby promises to pay to GP Strategies Corporation, with an address at 777 Westchester Avenue,, White Plains, NY 10604, or registered assigns (the "Holder"), the principal amount of ____________________________________________________________
(_______________), together with interest on the unpaid principal balance hereof at the Prime Rate (as hereinafter defined), all as hereafter further provided.

1.       Payments.
         --------

         (a) All amounts of principal and interest on this Note shall be due and payable on ___________.

         (b) Interest on this Note shall accrue daily on the unpaid principal balance from the most recent date to which interest has been paid or, if no interest has been paid on this Note, from the Original Issue Date, to but excluding the next date of payment. Interest shall accrue at the prime lending rate announced by Fleet Bank, N.A. (or its successor) from time to time (the "Prime Rate"). Notwithstanding the foregoing, in no event shall any interest to be paid hereunder exceed the maximum rate permitted by law and, in any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

         (c) The Maker may, at his option, prepay all or any part of the principal of this Note, without payment of any premium or penalty. All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof.

         (d) Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Maker, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         (e) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Maker hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

2.       Security

         This Note is secured by a pledge by the Maker of certain shares of common stock of GP pursuant to a Pledge Agreement, dated the Original Issue Date, between the Maker and GP, and is entitled to the benefits thereof.

3.       Events of Default.
         -----------------

         The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

                  (a) A default in the payment of any installment of principal or interest on this Note, when and as the same shall become due and payable.

                  (b) The entry of a decree or order by a court having jurisdiction adjudging the Maker a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Maker, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Maker of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by him to the institution of bankruptcy or insolvency proceedings against him, or the filing by him of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by him to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of the Maker or of any substantial part of his property, or the making by him of an assignment for the benefit of creditors, or the admission by him in writing of his inability to pay its debts generally as they become due, or the taking of action by the Maker in furtherance of any such action.

4.       Remedies Upon Default.
         ---------------------

         (a) Upon the occurrence of an Event of Default, the principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Maker.

         (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Maker, and in connection with any such action or proceeding shall be entitled to receive from the Maker payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection including, without limitation, attorney's fees and expenses.

5.       Miscellaneous.
         -------------

         (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, at the address set forth in the first paragraph hereof, or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 5(a). Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 5(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 5(a) shall be deemed given at the time of receipt thereof.

         (b) Upon receipt of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), the Maker shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

         (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         (d) This Note may be amended only by a written instrument executed by the Maker and the Holder. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

         (e) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

         IN WITNESS WHEREOF, the Maker has caused this Note to be executed and dated the day and year first above written.


                                     By:
                                        --------------------------------------